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                                                                    EXHIBIT 99.3

                                    CONSENT


          In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of Correctional Services Corporation in its Registration Statement on Form S-4 (SEC File No. 333-_____) filed with the Securities and Exchange Commission.


                                          /s/ Bobbie L. Huskey
                                          --------------------
                                          Bobbie L. Huskey